MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND
Supplement dated September 12 , 2002 to the
SAI dated December 19, 2001


The section entitled "Investment Objectives and Policies" the third paragraph appearing on page 2 is amended by deleting the paragraph and adding the following:

The Fund has authority to invest in all U.S. Government securities.
Under normal circumstances, at least 80% of the Fund's net assets will consist of GNMA mortgage backed certificates ("GNMA Certificates''), other U.S. Government securities representing ownership interests in mortgage pools, or U.S. Government securities of issuers whose primary purpose is to facilitate the making of residential or commercial mortgages (together, "U.S. Government mortgage securities''). For a description of GNMA Certificates and other eligible securities representing interests in mortgage pools, see "GNMA Certificates and Other Mortgage
Backed Government Securities''below. Determinations as to the types of U.S. Government securities held by the Fund will be made by the Manager.
The Manager's decisions will be based on, among other factors, the relative yields of the various types of U.S. Government securities, its assessment of future interest rate patterns and the desirability of holding U.S.
Government securities on which it may write covered options, as described below. The information appearing in the section entitled "Investment Restrictions" paragraph e. on page 13 is deleted and replaced by the following:

Under the Fund's non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, the Fund may not:

e. Change its investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. Government mortgage securities unless the Fund provides its shareholders with at least 60 days' prior written notice of such change.





Code  # 10260-1201ALL